UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2016

Colfax Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor
Annapolis Junction, MD 20701
(Address of Principal Executive Offices) (Zip Code)
(301) 323-9000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 16, 2016, Colfax Corporation (the "Company") provided information regarding its outlook for 2017 and for the remainder of 2016. The slides for this outlook as well as other supplemental information are attached to this report as Exhibit 99.1. The Company is holding a conference call to discuss its outlook on December 16, 2016 at 8:30 am EST.  The call will be open to the public through 877-303-7908 (U.S. callers) and +1-678-373-0875 (international callers) and referencing the conference ID number 36632308, or through webcast via the Company’s website www.colfaxcorp.com under the “Investors” section.

These materials are also available on the Company's website and link to a replay of the call will be available on the Company website under the “Investors” section later today.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1	Management's presentation on December 16, 2016, regarding Colfax Corporation's financial outlook for 2017 and for the remainder of 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colfax Corporation
Date:     December 16, 2016                    By: /s/ Christopher M. Hix
Name: Christopher M. Hix
Title: Senior Vice President, Finance,
Chief Financial Officer and Treasurer